Exhibit 10.3

                   THIRD AMENDMENT TO SHARE PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO SHARE PURCHASE AGREEMENT (this "Agreement") is made and effective as of the 26th day of July, 2006

AMONG:
                  STEVE KEREKES
                  MELANIE KEREKES
                  JIM OATTES
                  GRACE DEBRABANDERE
                  JIM REDDON
                  MONICA REDDON
                  TOM DAVIS
                  JANE DAVIS

                  (collectively, the "Vendors")

                  - and -

                  TELEPLUS ENTERPRISES INC.

                  (the "Purchaser")

                  - and -

                  TELEPLUS CONNECT CORP.

                  (the "Corporation")

WHEREAS pursuant to a share purchase agreement made as of March 28, 2004 among the Purchaser, the Vendors and the Corporation (the "Share Purchase Agreement"), the Purchaser purchased all of the issued and outstanding common shares in the capital of the Corporation (the "Purchased Shares") on the terms and conditions contained therein;

AND WHEREAS the Purchaser, the Vendors and the Corporation entered into an amending agreement dated December, 2005 to amend certain of the terms and conditions of the Share Purchase Agreement (the "First Amendment") as amended by that certain Second Amendment to Share Purchase Agreement (the "Second Amendment")(collectively the First Amendment and the Second Amendment are referenced herein as the "Amendment");

AND WHEREAS pursuant to the Amendment the Purchaser proposed, and the Vendors agreed, that in lieu of the consideration which remained payable to them under the terms of the Share Purchase Agreement, the Vendors accepted as full and final satisfaction of the Obligations the amount of $3,655,000 (without the payment by Purchaser of any interest thereon) payable by the Purchaser to the Vendors in 43 equal monthly instalments on the first day of each month commencing August 1, 2006 of the amount of $50,000 in cash and $35,000 in shares of the Purchaser's common stock (with said shares to be paid as provided herein) (the "Settlement Consideration");

AND WHEREAS the parties desire to modify the Second Amendment in certain respects, including changing the amount, timing and type of consideration to be paid, all as set forth herein.

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained, it is agreed between the Parties as follows:

                                  ARTICLE 10 -
                                 INTERPRETATION

10.1  Defined Terms

Capitalized terms used in this Agreement without definition have the meanings specified in the Share Purchase Agreement and in the Amendment.

10.2  Governing Law

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

10.3  Arbitration

All disputes in connection with or arising out of the existence, validity, construction, interpretation, performance payments, and termination of this Agreement (or any terms hereof), which the Parties hereto are unable to resolve between themselves, whether in law or in equity, shall be settled in accordance with the provisions of Article 11 of the Share Purchase Agreement.

10.4  Interpretation Not Affected by Headings

The division of this Agreement into articles, sections, subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

10.5  Severability

If any provision hereof is held to be illegal, invalid or unenforceable in any jurisdiction, such provision shall be deemed to be severed from the remainder of this Agreement with respect only to such jurisdiction and the remaining provisions of this Agreement shall not be affected thereby and shall continue in full force and effect.

10.6  Currency

All references in the Share Purchase Agreement or this Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

10.7  Inclusion

Where the word "including" or "includes" is used in this Agreement, it shall mean "including (or includes) without limitation".

10.8  Accounting Terms

All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.


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

10.9   Effect of Amendment.

Except as expressly amended hereby or in the Amendment, the Share Purchase Agreement and all rights and powers created thereby or thereunder are in all respects ratified, confirmed and shall remain in full force and effect. Where any section, subsection or clause of the Share Purchase Agreement or the Amendment is modified or deleted by this Agreement, any unaltered provision of such section, subsection or clause of the Share Purchase Agreement, as modified by the Amendment shall remain in full force and effect. However, where any terms and provisions of this Agreement conflict or are inconsistent with the Share Purchase Agreement, as modified by the Amendment, then the terms and provisions of this Agreement shall govern, control and prevail.

                                  ARTICLE 11 -
                             CHANGE IN PAYMENT TERMS

2.1   Change in the Payment Terms

From and after the date set forth above, the Vendors hereby agree, notwithstanding any other provision of the Share Purchase Agreement or the Amendment, to accept the following consideration instead of the Settlement Consideration and in lieu of the Obligations which are payable under the Share Purchase Agreement and the Amendment as full and final consideration for the Purchased Shares. The Vendors shall be paid $3,600,000 in 60 equal monthly instalments of $60,000 (in cash) on the first business day of each calendar month (a "Payment Date") commencing August 1, 2006 and continuing for 59 months thereafter. Vendors expressly agree and acknowledge that, except as set forth in this Agreement, Purchaser shall have no further payment obligations to Vendors, including, but not limited to those obligations set forth in Article 2 of the Share Purchase Agreement and those obligations set forth in Article 2 of the Amendment.

2.2. Modifications to the Amendment. Sections 2.2, 2.3, and 3.4 of the Second Amendment are hereby deleted in their entirety.

2.3   Other Provisions Unchanged

Except for agreements expressly made by this Agreement with respect to the satisfaction of the Obligations and the consideration as herein provided, all other provisions of the Share Purchase Agreement and the Amendment shall remain and continue to have full force and effect as set forth therein.

                                  ARTICLE 12 -
                              ADDITIONAL AGREEMENTS

3.1   Events of Default

There shall be a default ("Default") hereunder if Vendors provide Purchaser and Corporation with written notice of any of the following and within five (5) days after such notice Purchaser and/or the Corporation, as the case may be, have failed to cure such Default:

      (e) the Purchaser fails to make any payment of the consideration to the Vendors set forth in Section 2.1 hereof in accordance with the provisions hereof;

      (f) the Purchaser applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for it or any of its property, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for it or for any of its property, or if it makes a general assignment for the benefit of creditors, or if a bankruptcy, insolvency, reorganization, readjustment, arrangement, composition, moratorium or other case or proceeding seeking similar relief, or any dissolution, liquidation or winding-up proceeding under any bankruptcy, insolvency, moratorium, corporate or other analogous law or provision is commenced in respect of either it or any of its property or, if such case or proceeding is not commenced by it, is consented to or acquiesced in by it, or if it takes any corporate or other action to authorize, or in furtherance of, any of the foregoing;

3.2   Rights of Vendors Upon Default

Notwithstanding any provision in this Agreement or any of the Documents to the contrary, following the occurrence of any Default the Vendors shall have immediate access to any or all of the rights and remedies available to them, under the Documents or otherwise, including without limiting the generality of the foregoing the immediate issuance of a receiving order pursuant to the provisions of the Bankruptcy and Insolvency Act (Canada) with respect to all assets and business affairs of the Corporation.

3.3   No Waiver

Nothing in this Agreement shall be deemed to be a waiver of the rights and remedies of the Vendors under this Agreement or of any of the Documents or those granted by applicable law, all of which rights and remedies are preserved and remain in full force and effect subject to the terms of this Agreement.

                                  ARTICLE 13 -
                      SECURITY CONTINUING AND NOT AFFECTED

13.1  Guarantee

The Corporation hereby confirms that the guarantees of the Corporation under the terms of the Guarantee shall remain in full force and effect. For greater certainty, the Corporation hereby guarantees to the Vendors and their successors and assigns, forthwith upon demand, prompt and complete payment of the consideration set forth in Section 2.1 hereof.

13.2  General Security Agreement

The Corporation hereby confirms that the security interests created on its assets pursuant to the GSA shall remain in full force and effect. For greater certainty, the security interests thereby created shall secure the performance by the Corporation of its obligations under the Guarantee and this Agreement.

13.3  Share Pledge Agreement

The Purchaser hereby confirms that, except as modified herein, the security interests created on the Purchased Shares pursuant to the Pledge shall remain in full force and effect. For greater certainty, the security interests thereby created shall secure the payment by the Purchaser of all amounts arising in connection with or pursuant to the Share Purchase Agreement, as modified by the Amendment and this Agreement.


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

                                  ARTICLE 14 -
                                     GENERAL

14.1  Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, between such parties other than as expressly set forth herein. No modification or amendment of any provision of this Agreement shall in any event be effective, unless the same shall be in writing and duly executed by the parties hereto or thereto and then such modification or amendment shall be effective only in the specific instance and for the purpose for which it was given.

14.2  Amendments

This Agreement may only be amended, modified or supplemented by a written agreement signed by all of the parties to this Agreement.

14.3  Rights Cumulative

All rights and remedies of the Vendors set out in this Agreement and in the Documents will be cumulative and no such right or remedy contained herein or therein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or therein. The taking of a judgment or judgments with respect to the consideration set forth in Section 2.1 hereof or the Obligations or any of the obligations of the Purchaser or the Corporation will not operate as a merger of any of the covenants or representations contained in this Agreement or the Documents.

14.4  Counterparts.

This amending agreement may be executed in counterparts, each of which, either in original or facsimile form, shall constitute an original and all of which taken together shall constitute one and the same instrument.

                     [SIGNATURES ARE ON THE FOLLOWING PAGE]


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

IN WITNESS WHEREOF this amending agreement has been executed by the Parties as of the date first above written.

TELEPLUS ENTERPRISES INC.

By: /s/ Marius Silvasan
    ----------------------------------------
    Marius Silvasan, Chief Executive Officer


                                            /s/ Steve Kerekes
-----------------------------------         ------------------------------------
Witness:                                    Steve Kerekes


                                            /s/ Jim Oattes
-----------------------------------         ------------------------------------
Witness:                                    Jim Oattes


                                            /s/ Jim Reddon
-----------------------------------         ------------------------------------
Witness:                                    Jim Reddon


                                            /s/ Melanie Kerekes
-----------------------------------         ------------------------------------
Witness:                                    Melanie Kerekes


                                            /s/ Grace Debrabandere
-----------------------------------         ------------------------------------
Witness:                                    Grace Debrabandere


                                            /s/ Monica Reddon
-----------------------------------         ------------------------------------
Witness:                                    Monica Reddon


                                            /s/ Tom Davis
-----------------------------------         ------------------------------------
Witness:                                    Tom Davis


                                            /s/ Jane Davis
-----------------------------------         ------------------------------------
Witness:                                    Jane Davis


TELEPLUS CONNECT CORP.

By:  /s/ Tom Davis
     ----------------------------------------

Its: CEO
     ----------------------------------------


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